EXHIBIT 10.1

SECOND AMENDMENT TO RECEIVABLES LOAN AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES LOAN AGREEMENT, dated as of August 19, 2011 (the “Amendment”), is made pursuant to that certain Receivables Loan Agreement dated as of December 30, 2009 (as amended, modified or supplemented from time to time, the “Agreement”), among ABF FREIGHT FUNDING LLC, a Delaware limited liability company, as Borrower (the “Borrower”), ABF FREIGHT SYSTEM, INC., a Delaware corporation, as Servicer (the “Servicer”), SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lender (the “Agent”) and SUNTRUST BANK, a Georgia banking corporation, as Lender (the “Lender”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Servicer, the Agent and the Lender have previously entered into and are currently party to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.             Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2.             Amendments.  Sections 9.1(h)(i) and 9.1(h)(ii) of the Agreement shall be amended and restated and as so amended and restated shall read as follows:

(i)         the three-month rolling average Delinquency Ratio shall be greater than or equal to 3.00%;

(ii)          the three-month rolling average Default Ratio shall be greater than or equal to 1.50%;

Section 3. Effectiveness of Amendment.  This Amendment shall become effective on the date the following conditions have been satisfied:

3.1.            The Agent has received counterparts hereof executed by the Borrower, the Servicer, the Agent and the Lender.

3.2.            The Agent shall have received a fully earned non-refundable amendment fee of $40,000.

Section 4.             Agreement in Full Force and Effect.  Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

Section 5.             Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.             Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Receivables Loan Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

ABF FREIGHT FUNDING LLC, as Borrower

By:
Title

ABF FREIGHT SYSTEM, INC, as Servicer

By:
Title

SUNTRUST ROBINSON HUMPHREY, INC., as Agent

By:
Title

SUNTRUST BANK, as Lender

By:
Title